UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2023

SPORTSMAP TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40916	86-3938682
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

 5353 WEST ALABAMA, SUITE 415

HOUSTON, texas 77056

(Address of principal executive offices and zip code)

(713) 479-5302

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value and three-quarters of one redeemable warrant	SMAPU	The NASDAQ Stock Market LLC
Common Stock, par value $0.0001 per share	SMAP	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	SMAPW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 8, 2023, SportsMap Tech Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Meeting”), at which the Company’s stockholders of record voted on the proposals set forth below, each of which is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2023 (the “Proxy Statement”), which was first mailed by the Company to its stockholders on or about November 13, 2023, as updated by the supplement to the Proxy Statement filed with the SEC on December 1, 2023.

As of October 17, 2023, the record date for the Meeting, there were 5,184,944 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company issued and outstanding and entitled to vote at the Meeting. A total of 3,829,673 shares of the Common Stock, representing approximately 73.86% of the issued and outstanding shares of the Common Stock, were present in person by virtual attendance or represented by proxy at the Meeting, constituting a quorum for the Meeting. The final voting results for each proposal submitted to the stockholders of record of the Company at the Meeting are included below.

In connection with the vote to approve the proposals, 1,521,011 of the 1,634,944 public shares of the Company’s Common Stock were submitted for redemption as of the time of the Meeting (the “Redemption”). Such shares are set to be redeemed immediately prior to the consummation of the Business Combination.

Each of the proposals described below was approved by the Company’s stockholders of record.

Proposal 1:

A proposal to approve the Business Combination Agreement, dated December 5, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among SportsMap, ICH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SportsMap, and Infrared Cameras Holdings, Inc., a Delaware corporation, a copy of which is attached to the Proxy Statement as Annex A, and the transactions contemplated thereby (the “Business Combination”).

For	Against	Abstentions
3,802,380	27,293	0

Proposal 2:

A proposal to approve and adopt the Proposed Certificate of Incorporation (as described in the Proxy Statement and a copy of which is attached to the Proxy Statement as Annex B) to replace the Company’s current certificate of incorporation.

For	Against	Abstentions
3,802,379	27,294	0

Proposal 3:

A proposal to approve, on a non-binding advisory basis for purposes of complying with SEC requirements, certain other matters set forth in the Proposed Certificate of Incorporation of the post-closing company (“New ICI”).

Proposal 3A:

A proposal to approve the name change from “SportsMap Tech Acquisition Corp.” to “Infrared Cameras Holdings, Inc.”

For	Against	Abstentions
3,802,380	27,293	0

Proposal 3B:

A proposal to approve the change in authorized capital stock of SportsMap from 101,000,000 total shares, consisting of (a) 100,000,000 shares of common stock and (b) 1,000,000 shares of preferred stock, to 310,000,000 total shares, consisting of (x) 300,000,000 shares of common stock, and (y) 10,000,000 shares of preferred stock.

For	Against	Abstentions
3,802,379	27,294	0

Proposal 3C:

A proposal to to approve the provision in the Proposed Certificate of Incorporation such that the board or an individual director may be removed only for cause and only by affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of entitled to vote. Whereas our current certificate of incorporation allows for director removal only for cause and requires the affirmative vote of a majority of the voting power of all the then outstanding shares of capital stock.

For	Against	Abstentions
3,800,380	29,293	0

Proposal 3D:

A proposal to to approve a provision in the Proposed Certificate of Incorporation to allow for the adoption, amendment or repeal of our bylaws by an affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares. Whereas our current certificate of incorporation requires the affirmative vote of a majority of the voting power of all the then outstanding shares of capital stock in order to take such action.

For	Against	Abstentions
3,802,379	27,294	0

Proposal 3E:

A proposal to to approve a provision in the Proposed Certificate of Incorporation to allow for the amendment or repeal of the Proposed Certificate of Incorporation of incorporation by an affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares. Whereas our current certificate of incorporation requires the affirmative vote of a majority of the voting power of all the then outstanding shares of capital stock in order to take such action.

For	Against	Abstentions
3,802,380	27,293	0

Proposal 3F:

A proposal to to approve a provision in the Proposed Certificate of Incorporation that would remove the ability for our stockholders to take action by written consent in lieu of a meeting, except that, if at any time voting preferred stock is outstanding, the preferred stockholders, voting separately as a series or separately as a class with one or more such series, may take action by written consent of the minimum number of such stockholders that would be necessary to take such action at a meeting, in lieu of a meeting and without prior notice and without a vote.

For	Against	Abstentions
3,802,379	27,294	0

Proposal 3G:

A proposal to to approve the removal of certain “blank check” company provisions from our current certificate of incorporation.

For	Against	Abstentions
3,802,380	27,293	0

Proposal 4:

A proposal to approve, for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of more than 20% of the Company’s issued and outstanding shares of our common stock in connection with the Business Combination.

For	Against	Abstentions
3,802,379	27,294	0

Proposal 5:

A proposal to elect the seven individuals as directors to the New ICI board, effective immediately upon the closing of the Business Combination, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death.

For	Against	Abstentions
3,802,380	27,293	0

Proposal 6:

A proposal to approve the Equity Incentive Plan (a copy of which is attached to the proxy statement in Annex F to the Proxy Statement).

For	Against	Abstentions
3,800,379	29,294	0

Proposal 7:

For the approval the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals 1 through 6.

For	Against	Abstentions
3,802,380	27,293	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAP TECH ACQUISITION CORP.

Date: December 11, 2023	By:	/s/ David Gow
	Name:	David Gow
	Title:	Chairman & Chief Executive Officer